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                                                                    Exhibit 10.4

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FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT                    WELLS FARGO RETAIL FINANCE, LLC
757948.4
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                                             Execution Date: February 10, 2003
                                             Effective Date: February 10, 2003

      THIS FOURTH AMENDMENT is made to the September 24, 2001 Loan and Security Agreement ( the "LOAN AGREEMENT"), as amended by a certain First Amendment dated October 29, 2001, a certain Second Amendment dated October 21, 2002, and a certain Third Amendment dated as of November 30, 2002 between

            Wells Fargo Retail Finance LLC (referred to therein as the "Lender"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,

            and

            dELiA*s Corp. (referred to therein in such capacity, as the " LEAD BORROWER"), a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, as agent for the following (referred to therein individually, as a "BORROWER" and collectively, the "BORROWERS"):

            dELiA*s Corp.,
            dELiA*s Operating Company,
            dELiA*s Distribution Company,
            dELiA*s Retail Company,

      each a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom.


      PART 1.     AMENDMENT OF THE LOAN AGREEMENT.

      From and after the execution of this Amendment, as of the Effective Date, the Loan Agreement is amended as follows:


            A.
TEMPORARY OVERADVANCE FACILITY. Through the close of business on Friday, February 14, 2003, Availability under the Revolving Credit shall be equal to the sum of (i)


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Availability as currently defined in the Loan Agreement, and (ii) $1,165,000.00.
                  1.
      The figure "$1,165,000.00" set forth above shall be amended and the temporary overadvance facility shall be increased by $500,000.00 to $1,665,000.00 upon receipt by the Lender of a standby letter of credit in the amount of $500,000.00 naming the Lender as beneficiary, issued by a commercial bank acceptable to the Lender and otherwise in form and substance acceptable to the Lender, in the Lender's sole discretion. In lieu of obtaining a standby letter of credit, the Borrowers may deliver to the Lender $500,000.00 in additional cash collateral (the "CASH COLLATERAL").
                  a.    If the Borrowers:
                        (1) Obtain and deliver a standby letter of credit, it shall be a so-called "CLEAN L/C" which permits the Lender to draw thereon at any time upon presentation of an appropriate sight draft, without certification by the Lender of any kind;
                        (2)   Deliver the Cash Collateral to the Lender, the
                              Cash Collateral shall be maintained on deposit in an account in the Lender's name, and may be applied, offset, and otherwise liquidated by the Lender at any time, without further notice to the Borrowers.
                  b. In either case, the proceeds of any drawing under the standby letter of credit or the Cash Collateral may be applied in reduction of the Liabilities in such manner as the Lender, in its sole discretion, may determine.

                  c. The Borrowers shall execute and deliver to the Lender, or cause to be executed and delivered to the Lender, whatever additional documents, instruments, and agreements that the Lender may require in order to effect, perfect, or vest the standby letter of credit or the Cash Collateral more securely in the Lender.
                  2.
      In consideration of the Lender's granting a temporary overadvance facility, the Borrowers shall pay to the Lender a fee in the amount of $10,000.00 upon the execution of this Amendment. Further, so long as no further Event of Default occurs, the temporary overadvance facility may be extended by the Borrower for up to an additional three weeks, in one week increments to the close of business on the following Friday, upon payment to the Lender of an additional fee in the amount of $10,000.00 for each weekly extension.
                  a. The weekly extension fee shall be paid on or before 5:00 P.M. Boston time on Friday of each week in exchange for the extension through Friday of the succeeding week;
                  b. The temporary overadvance facility shall automatically


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                        expire:
                        (1)   If no such extension fee is paid for any week;
                              and
                        (2) In all events, at the latest as of the close of business on Friday, February 28, 2003.

      Notwithstanding anything to the contrary contained herein, the $10,000 fee payable by the Borrowers to the Lender upon the execution of this Amendment shall be deemed to be the fee due for the week during which such execution occurs and shall be the only fee owed by the Borrowers to the Lender for the period from the Effective Date through the Execution Date.
                  3.
      All amounts outstanding under the temporary overadvance facility shall accrue interest at a fixed rate equal to 15% per annum. Interest on the temporary overadvance facility shall be payable at the times, and in the manner that interest is otherwise payable by the Borrowers on the Revolving Credit.
                  4.
      During the period that the temporary overadvance facility is in effect, the Effective Advance Rate financial performance covenant implemented in
      Part 2, Paragraph VI(A) of the Third Amendment shall be tested without regard to amounts outstanding under the temporary overadvance facility.
                  5.
      Upon the earlier of (i) expiration of the temporary overadvance facility, or (ii) the occurrence of any Event of Default, the Borrowers immediately shall pay to the Lender the amount by which the outstanding balance of the Loan Account exceeds Availability, without further demand, notice, or protest, all of which are expressly WAIVED.
            B.
INVENTORY LEVEL. The Borrowers shall at all times, tested daily upon receipt by the Lender of the daily Borrowing Base Certificate, maintain gross Inventory in aggregate amounts (measured at Cost on a rolling three-week average basis) not
(A) less than the greater of (i) 85% of the amounts shown on the Business Plan, or (ii) the following specified amounts, nor (B) greater than the lesser of (i) 115% of the amounts shown on the Business Plan, or (ii) the following specified amounts, during the corresponding period:


         Period                         Inventory Minimum and Maximum
        --------------------------------------------------------------

         Week ending February 1         Not less than $15,805,823, nor
                                        greater than $18,595,086
        --------------------------------------------------------------
         Week ending February 8         Not less than $15,459,695, nor
                                        greater than $18,187,876
        --------------------------------------------------------------
         Week ending February 15        Not less than $15,234,806, nor
                                        greater than $17,923,301
        --------------------------------------------------------------
         Week ending February 22        Not less than $14,990,607, nor
                                        greater than $17,636,008
        --------------------------------------------------------------


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         Period                         Inventory Minimum and Maximum
        --------------------------------------------------------------
         Week ending March 1            Not less than $14,741,286, nor
                                        greater than $17,342,689
        --------------------------------------------------------------
            C.
REVENUE. The Borrowers shall at all times, tested weekly on a rolling three-week average basis, achieve revenue in amounts not less than 85% of the amounts projected in the Business Plan as of the end of each such week, as follows:


         Period                         Revenue Not less Than
        ---------------------------------------------------------------
         Week ending February 1                              $1,804,127
        ---------------------------------------------------------------
         Week ending February 8                              $1,836,284
        ---------------------------------------------------------------
         Week ending February 15                             $1,708,757
        ---------------------------------------------------------------
         Week ending February 22                             $1,656,507
        ---------------------------------------------------------------
         Week ending March 1                                 $1,646,672
        ---------------------------------------------------------------

      PART 2.     GENERAL PROVISIONS:
      I..
The Borrowers and each Guarantor, by executing this Amendment where indicated below, hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Borrowers and Guarantors further acknowledge and agree that, except as specifically modified in this Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect. Further, the Borrowers acknowledge and agree that any failure of the Borrowers to perform in accordance with the terms and conditions of this Amendment shall constitute an Event of default under the Loan Agreement.
      II..
The Borrowers represent and warrant that there is not presently pending or threatened by or against any of the Borrowers any suit, action, proceeding, or investigation which, if determined adversely to any of the Borrowers, could reasonably be expected to have a Material Adverse Effect.
      III..
The Borrowers acknowledge and agree that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrowers or any Guarantor under any


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Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to any of the Borrowers or to any Guarantor with regard thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities.
      IV..
The Borrowers and each Guarantor, by executing this Amendment where indicated below, hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns with respect to the Liabilities or otherwise, and that if the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lender and the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.
      V..
The Borrowers and the Guarantors shall, from and after the execution of this Amendment, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this Amendment
      VI..
The Borrowers agree that upon the filing of any Petition for Relief by or against any one or more of the Borrowers under the United States Bankruptcy Code, the Lender shall be entitled to immediate and complete relief from the automatic stay, and the Lender shall be permitted to proceed to protect and enforce its contractual and state law rights and remedies. The Borrowers hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay. The Borrowers further hereby expressly WAIVE the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Lender.
      VII..
The Borrowers shall pay on demand all reasonable costs and expenses of the Lender, including without limitation, reasonable attorneys' fees heretofore or hereafter incurred by the Lender in connection with the loan arrangement maintained with the Borrowers, the Loan Agreement and any of the other Loan Documents, or in connection with the preparation, negotiation, execution, and delivery of this Fourth Amendment. The Lender is hereby authorized to pay all those costs and expenses by making advances under the Revolving Credit from time to time, whether or not sufficient Availability exists therefor, and whether or not the Lender is otherwise making loans and advances to the


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Borrowers at that time.
      VIII..
This Amendment shall be binding upon the Borrowers and the Borrowers' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns. This Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment, or any provision of any other document, instrument, or agreement between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.
      IX..
Terms used in this Fourth Amendment which are defined in the Loan Agreement are used as so defined.
      X..
This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
      XI..
In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:
            A.
All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.
            B.
The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrowers under this Amendment.
            C.
In the event of any inconsistency between the provisions of this Amendment and any other document, instrument, or agreement entered into by and between the Lender and the Borrowers, the provisions of this Amendment shall govern and control.
            D.
The Lender and the Borrowers have prepared this Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Borrowers and shall not be construed against either the Lender or the Borrowers.
            E.


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Any determination that any provision or application of this Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
            F.
The Borrowers warrant and represent to the Lender that the Borrowers:
                  1.
      Have read and understand all of the terms and conditions of this Amendment;
                  2.
      Intend to be bound by the terms and conditions of this Amendment;
                  3.
      Are executing this Amendment freely and voluntarily, without duress, after consultation with independent counsel of their own selection.

                               [Signatures follow]


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                                                                 dELiA*S CORP.
                                                            (" LEAD BORROWER")

                                           By /s/ Evan Guillemin
                                             --------------------------------
                                        Title: Chief Operating Officer

                                                                 dELiA*S CORP.
                                                     dELiA*S OPERATING COMPANY
                                                  dELiA*S DISTRIBUTION COMPANY
                                                        dELiA*S RETAIL COMPANY
                                                                  "BORROWERS":

                                           By /s/ Thomas Murphy
                                             --------------------------------
                                        Title: Senior Vice President of Finance


                                                WELLS FARGO RETAIL FINANCE LLC
                                                                    ("LENDER")

                                           By /s/ Daniel Durkin
                                             -------------------------------
                                        Title: Vice President

Acknowledged and Agreed:
("GUARANTORS")

iTurf Finance Company

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance


dELiA*S Group, Inc.

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance


dELiA*S Properties, Inc.

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance
757948.4


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